UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

ADEIA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Thursday, May 9, 2024

10:00 a.m., Pacific Time

The 2024 Annual Meeting of the Stockholders (“Annual Meeting”) of Adeia Inc. (the “Company”) will be held on Thursday, May 9, 2024 at 10:00 a.m. Pacific Time. The Annual Meeting will be held virtually, via live webcast. In order to attend you must register in advance at www.viewproxy.com/adea/2024. To provide a safe, consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes.

1.
To elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To hold an advisory vote to approve the compensation of our named executive officers as described in this proxy statement;
3.
To approve an Amended and Restated 2020 Equity Incentive Plan;
4.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024; and
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors (“Board”) has fixed the close of business on March 13, 2024 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our Annual Meeting materials. On or about March 27, 2024, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to our stockholders containing instructions on how to access our 2024 Proxy Statement and our 2023 Annual Report on Form 10-K, and how to vote online. The Notice also included instructions on how you can receive a copy of your Annual Meeting materials, including the notice of Annual Meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your Annual Meeting materials by mail, the notice of Annual Meeting, proxy statement from the Board, proxy card and annual report will be enclosed. If you choose to receive your Annual Meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at http://investors.adeia.com. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors
Adeia Inc. /s/ Kevin Tanji KEVIN TANJI Chief Legal Officer and Corporate Secretary San Jose, California
March 27, 2024

Your Vote Counts! ADEIA INC. 2024 Annual Meeting Vote by May 8, 2024 11:59 PM ET adeia (logo) ADEIA INC. 3025 ORCHARD PKWY SAN JOSE, CA 95134 V31936-P05699 You invested in ADEIA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 9, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 9, 2024 10:00 AM Pacific Time Virtually at: www.viewproxy.com/adea/2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified; Nominees: 1a. Paul E. Davis For 1b. V. Sue Molina For 1c. Daniel Moloney For 1d. Tonia O’Connor For 1e. Raghavendra Rau For 1f. Adam Rymer For 1g. Phyllis Turner-Brim For 2. To hold an advisory vote to approve the compensation of the Company’s named executive officers; For 3. To approve an Amended and Restated 2020 Equity Incentive Plan; and For 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V31937-P05699

Adeia ADEIA INC. 3025 ORCHARD PKWY SAN JOSE, CA 95134 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - To vote during the virtual Annual Stockholder Meeting, stockholders must register in advance at www.viewproxy.com/adea/2024 prior to the deadline of 11:59 p.m. Eastern Time on May 8, 2024. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V31926-P05699 ADEIA INC. The Board of Directors recommends you vote FOR the following: 1. To elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified; Nominees: For Against Abstain 1a. Paul E. Davis 1b. V. Sue Molina 1c. Daniel Moloney 1d. Tonia O’Connor 1e. Raghavendra Rau 1f. Adam Rymer 1g. Phyllis Turner-Brim The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To hold an advisory vote to approve the compensation of the Company’s named executive officers; Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. To approve an Amended and Restated 2020 Equity Incentive Plan; and The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V31927-P05699 ADEIA INC. ANNUAL MEETING OF STOCKHOLDERS May 9, 2024 10:00 AM Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Paul E. Davis and Keith Jones, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADEIA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time, on Thursday, May 9, 2024, virtually at www.viewproxy.com/adea/2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side